August 12, 2016

Re:

OneAmerica(R) Funds, Inc.: OneAmerica® Investment Grade Bond Portfolio, OneAmerica® Socially Responsive Portfolio, OneAmerica® Value Portfolio, and OneAmerica® Asset Director Portfolio (each a “Portfolio” and, collectively, the “Portfolios”)

Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, attached for filing via the EDGAR system are preliminary proxy statements and forms of proxy for Special Meetings of Shareholders of the respective Portfolios, expected to be held on or about November 17, 2016 (collectively, the “Meeting”).  Definitive copies of the proxy statements, forms of proxy, and other soliciting materials are expected to be mailed starting on or about August 30, 2016.

The Meeting is being held for the purposes of (1) seeking shareholder approval of a plan of substitution for each Portfolio that would provide for the substitution of shares of a different investment company for shares of the Portfolio in connection with the liquidation of the Portfolio, and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

No fee is required in connection with this filing.  Should you have any questions or comments, please contact the undersigned or Corey F. Rose of Dechert LLP at 202-261-3314.

Sincerely,

/s/ Stephen L. Due

Stephen L. Due
Secretary & Chief Compliance Officer, OneAmerica Funds, Inc.
Associate General Counsel, American United Life Insurance Company
OneAmerican Square
P.O. Box 368
Indianapolis, Indiana 46206
stephen.due@oneamerica.com
317-285-1213